================================================================================
                      THE BLACKROCK TARGET TERM TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
================================================================================
                                                                January 31, 1999
Dear Shareholders:

     Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

     Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

     This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

 Sincerely,

/s/ Laurence D. Fink                                /s/ Ralph L. Schlosstein
    --------------------                                ------------------------

    Laurence D. Fink                                    Ralph L. Schlosstein
    Chairman                                            President

                                                                January 31, 1999

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Target Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2000 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:


                                   ---------------------------------------------
                                   12/31/98 12/31/97  CHANGE     HIGH      LOW
                                   -------- --------  ------     ----      ---
STOCK  PRICE                        $ 9.75   $9.31     4.73%    $ 9.75    $9.25
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)               $10.13   $9.89     2.43%    $10.23    $9.89
--------------------------------------------------------------------------------
5-YEAR U.S.  TREASURY  NOTE           4.54    5.71%  (20.49%)     5.79%    3.97%
--------------------------------------------------------------------------------

THE FIXED  INCOME  MARKETS

     The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

     The second half of the Trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

     Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

     The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

     These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

     The  global  instability  which  resulted  in  a  flight-to-quality  to  US
Treasuries caused mortgages to severely underperform Treasuries. However, as these markets have regained some stability, investors have begun to regain confidence in the international markets. Consequently, we believe that current spreads in the corporate, and mortgage markets will provide the basis for outperforming Treasuries.

THE  TRUST'S  PORTFOLIO  AND  INVESTMENT  STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.

================================================================================
                      THE BLACKROCK TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                             DECEMBER 31,1998   DECEMBER 31, 1997
--------------------------------------------------------------------------------
Taxable  Zero-Coupon Bonds                      53%                 57
--------------------------------------------------------------------------------
Corporate Bonds                                 11%                 13
--------------------------------------------------------------------------------
Mortgage  Pass-Throughs                         10%                 6
--------------------------------------------------------------------------------
Stripped  Money  Market  Instruments             6%                  -
--------------------------------------------------------------------------------
U.S. Government  Securities                      4%                 6
--------------------------------------------------------------------------------
Asset-Backed  Securities                         3%                 4
--------------------------------------------------------------------------------
Taxable  Municipal Bonds                         3%                 3
--------------------------------------------------------------------------------
Adjustable  Rate  Mortgages                      3%                 1
--------------------------------------------------------------------------------
Principal-Only  Mortgage-Backed Securities       3%                 4
--------------------------------------------------------------------------------
Non-Agency  Multiple Class  Pass-Throughs        2%                 3
--------------------------------------------------------------------------------
Agency MultipleClass  Pass-Throughs              2%                 1%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed    Securities      --                 1%
--------------------------------------------------------------------------------
Inverse-Floating Rate Mortgages                  --                 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                RATING % OF CORPORATES
                                        ----------------------------------------
         CREDIT RATING                  DECEMBER 31,1998   DECEMBER 31, 1997
--------------------------------------------------------------------------------
         AAA or equivalent                     --                  1%
--------------------------------------------------------------------------------
         AA or equivalent                      8%                  8%
--------------------------------------------------------------------------------
         A or equivalent                      53%                  51%
--------------------------------------------------------------------------------
         BBB or equivalent                    39%                  40%
--------------------------------------------------------------------------------

     In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2000. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report. You can also reach us via e-mail at closedend_funds@blackrock. com

Sincerely,




/s/ Robert S.  Kapito                      /s/ Michael P. Lustig
---------------------                      ------------------


Robert S.  Kapito                          Michael P. Lustig
Vice  Chairman and  Portfolio  Manager     Director and Portfolio Manager
BlackRock Financial  Management,  Inc.     BlackRock  Financial  Management,Inc.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                           BTT
--------------------------------------------------------------------------------
Initial Offering Date:                                       November 17, 1988
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/98:                          $9.75
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/98:                              $10.13
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/98 ($9.75):1        5.51%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                     $0.044792
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                  $0.537504
================================================================================

----------
1 Yield on Closing Stock Price is calculated by dividing the current annualizing distribution per share and dividing it by the closing stock price per share.
2    Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

--------------------------------------------------------------------------------------
             PRINCIPAL
  RATING*     AMOUNT                                                         VALUE
(UNAUDITED)   (000)              DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--140.0%
                        MORTGAGE PASS-THROUGHS--15.2%
                        Federal Home Loan Mortgage Corp.,
            $   6,098     5.00%, 11/01/00-5/01/01, 7 Year ..........     $  6,149,937
                1,416     7.50%, 2/01/07-6/01/09,15 Year ...........        1,454,130
               11,098     7.725%, 12/01/00, Multifamily ............       11,458,269
               11,669     9.00%, 5/01/07, 15 Year ..................       12,024,200
                        Federal National Mortgage Association,
              100,000     6.50% (TBA) ..............................      100,656,250
                6,765     8.025%, 7/01/00, Multifamily .............        6,835,289
                7,293     9.50%, 5/01/18-3/01/19 ...................        7,769,929
                        Government National Mortgage
                        Association,
                  215     9.00%, 11/15/12, 20 Year .................          229,404
                  218     9.00%, 6/15/09-4/15/13 ...................          232,623
                   61     10.00%, 10/15/18, 15 Year ................           66,581
                                                                         ------------
                                                                          146,876,612
                                                                         ------------
                        MULTIPLE CLASS MORTGAGE
                        PASS-THROUGHS--7.6%
                        Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                          Certificates,
                  622     Series 1048, Class 1048-Y,
                           11/15/13 ................................          617,784
                  513     Series 1203, Class 1203-G,
                           7/15/05 .................................          511,844
                1,000     Series 1403, Class 1403-H,
                           2/15/18 .................................          979,600
                2,690     Series 1425, Class 1425-G,
                           8/15/06 .................................        2,720,478
                  573     Series 1453, Class 1453-S,
                           1/15/00 (ARM) ...........................          578,097
                6,232     Series 1480, Class 1480-VB,
                           12/15/16 (I) ............................          205,173
                1,193     Series 1564, Class 1564-I,
                           5/15/07 (l) .............................           97,972
                  543     Series 1580, Class 1580-S,
                           9/15/00 (ARM) ...........................          524,840
                  408     Series 1608, Class 1608-SK,
                           11/15/22 (ARM) ..........................          407,787
                8,445     Series 1702, Class 1702-PM,
                           10/15/16 (I) ....                                  435,589
                        Federal National Mortgage Association,
                        REMIC Pass-Through Certificates
                  272     Trust 1993-13, Class 13-SA,
                           2/25/00 (ARM) ...........................          275,883
                  715     Trust 1993-81, Class 81-S,
                           6/25/00 (ARM) ...........................          682,666
                7,623     Trust 1993-81, Class 81-SB,
                           6/25/00 (I) .............................          978,534
                4,142     Trust 1993-96, Class 96-A,
                           11/25/16 (I) ............................          262,581
                1,303     Trust 1993-113, Class 113- PL,
                           4/25/18 (I) ............... .............           66,400
                  821     Trust 1993-227, Class 227-SB,
                           12/25/00 (ARM) ..........................          741,341
                7,537     Trust 1993-G34, Class G34-PV,
                           2/25/17 (l) .............................          450,555
                1,951     Trust 1993-M2, Class M2-H,
                           11/25/03, Multifamily ...................        1,964,798
                1,486     Trust 1994-8, Class 8-C,
                           11/25/23 (P) ............................        1,432,042
                1,348     Trust 1994-9, Class 9-G,
                           11/25/23 (P) ............................        1,297,186
                2,841     Trust 1996-54, Class 54-SG,
                           4/25/23 (I) .............................          127,836
                8,733     Trust 1997- 65, Class 65-A,
                           9/25/00 (P) .............................        8,586,110
               57,187     Trust 1997-65, Class 65-SA,
                           9/25/00 (I) .............................          670,160
                3,382     Trust 1997-80, Class 80-SC,
                           4/18/08 (ARM) ...........................        3,459,164
                2,852     Trust 1998-25, Class 25-PE,
                           9/18/11 (I) .............................          173,608
                1,740     Trust 1998-38, Class 38-SE,
                           7/18/07 (ARM) ...........................        1,806,852
AAA             2,341   First Boston Mortgage Securities Corp.,
                          Series 92-4, Class A 4,
                           10/25/22 ................................        2,337,872
AAA            27,707   PNC Mortgage Securities Corp.,
                          Series 1997-6, Class 6-A1,
                           10/25/26 (ARM) .. .......................       27,776,688
AAA             4,357   Prudential-Bache CMO Trust,
                          Series 10, Class 10-H,
                           4/01/19 (P) .............................        3,969,318
AAA             9,383   Salomon Capital Access Corp.,
                          Series 1986-1, Class C, 9/01/15 ..........        9,535,787
                                                                           ----------
                                                                           73,674,545
                                                                           ----------
                        COMMERCIAL MORTGAGE-BACKED
                        SECURITIES--1.1%
A               1,924    Carolina First SBL Series
                          1996-C1, Class B, 7.43%
                            3/18/27*** ...............................      1,919,127
                3,000    FDIC, Series 1994-C1, Class 2C,
                            8.45% 9/25/25 ............................      3,048,750
AA+             5,200     Nomura Asset Capital Corp.,
                           Series 1993-M1, Class A1,
                            7.64%, 11/25/03*** .......................      5,338,407
                                                                           ----------
                                                                           10,306,284
                                                                           ----------

                                            See Notes to Financial Statements.

--------------------------------------------------------------------------------------
             PRINCIPAL
  RATING*     AMOUNT                                                         VALUE
(UNAUDITED)   (000)              DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------------
                          CORPORATE BONDS--14.8%
                          FINANCE & BANKING--9.1%
AA            5,527       Associates Corp. of North America,
                           Zero Coupon, 5/01/99-6/29/00*** ...........    $ 5,109,073
A+            1,240       Goldman Sachs Group LP,
                           Zero Coupon, 6/15/99-12/15/00 .............     10,236,981
                          International Lease Fin. Corp.,
A+            3,000        6.30%, 11/01/99                                  3,028,500
A+            6,000        6.625%, 4/01/99 ...........................      6,020,340
A             8,950       Lehman Brothers, Inc.,
                           6.90%, 1/29/01 ............................      9,093,916
Ba1           3,000       Meditrust Inc.,
                           7.25%, 8/16/99 ............................      2,976,990
A1            4,398       Meridian Bancorp, Inc.,
                           Zero Coupon, 6/15/99-6/15/00*** ...........      4,084,177
AA-           2,960       Merrill Lynch & Company, Inc.,
                           5.75%, 11/02/02 ............                     2,968,199
A+            4,346       Morgan Stanley Group, Inc.,
                           Zero Coupon, 2/15/99-2/15/01*** ...........      3,899,217
                          PaineWebber Group, Inc.,
BBB+          4,420        Zero Coupon, 3/01/99-3/01/00*** ...........      4,148,874
BBB+          7,305         6.31%, 7/22/99 ............                     7,309,394
Aa3           0,550       Salomon, Inc.,
                           6.625%, 6/01/00-11/30/00*** ..............      10,753,103
A             8,774       Smith Barney Holdings, Inc.,
                           Zero Coupon, 5/15/99-6/01/00*** ..........       8,149,848
A            11,013       Transamerica Finance Corp.,
                           Zero Coupon, 6/01/99-6/01/00*** ..........      10,208,964
                                                                          -----------
                                                                           87,987,576
                                                                          -----------
                          INDUSTRIALS--3.4%
AA            3,000       BP America, Inc.,
                            9.75%, 3/01/99 ..........................       3,018,979
BBB           7,500       Erac USA Finance Co.,
                            7.00%, 6/15/00*** .......................       7,533,618
A1            3,727       Ford Motor Credit Co.,
                            Zero Coupon, 3/15/99-2/23/01*** .........      12,311,886
A2            3,313       Kern River Funding Corp.,
                            6.42%, 3/31/01*** ....... ...............       3,350,694
AA-           7,000       TCI Communications, Inc.,
                            7.375%, 2/15/00 .........................       7,137,970
                                                                          -----------
                                                                           33,353,147
                                                                          -----------
                          UTILITIES--1.8%
A3            5,000       Columbia Energy Group, Inc.,
                            6.39%, 11/28/00 .........................       5,088,350
BBB+          7,250       Potomac Capital Investment Corp.,
                            6.73%, 8/09/99*** .......................       7,273,806
A3            5,300       Provident Bank Cincinnati Ohio,
                            6.125%, 12/15/00 ........................       5,338,358
                                                                          -----------
                                                                           17,700,514
                                                                          -----------

                          YANKEE--0.5%
A3            5,000        Corporacion Andina De Fomento,
                            7.375%, 7/21/00 .........................       5,023,700
                                                                          -----------
                                                                          144,064,937
                                                                          -----------
                          ASSET-BACKED SECURITIES--3.9%
AAA             700        Banc One Auto Grantor Trust,
                            Series 1996-A, Class A,
                            6.10%, 10/15/02 .........................         703,739
Aaa           8,579        Brazos Student Financial Corp.,
                            Series 1998-A, Class A1,
                             5.53%, 6/01/06 .........................       8,491,887
AAA           2,636        Chevy Chase Auto Receivables,
                            Series 1996-1, Class A,
                             6.60%, 12/15/02 ........................       2,657,305
AAA           2,216        Fifth Third Bank Auto Trust,
                            Series 1996-B, Class A,
                             6.45%, 3/15/02 .........................       2,227,989
AAA           1,868        First Security Auto Grantor Trust,
                            Series 1998-A, Class A,
                             5.97%, 4/15/04 .........................      11,994,922
AAA           4,933        Ford Credit Grantor Trust,
                            Series 1995-B, Class A,
                             5.90%, 10/15/00 ........................       4,935,706
AAA           3,000        Keycorp Student Loan Trust,
                            Series 1996-A, Class A2,
                             5.288%, 8/27/25 ........................       2,950,312
AAA           4,000        Standard Credit Card Master Trust I,
                            Series 1995-3, Class A,
                             7.85%, 2/07/02*** ......................       4,128,753
                                                                           ----------
                                                                           38,090,613
                                                                           ----------
                           STRIPPED MORTGAGE-BACKED
                           SECURITIES--2.8%
AAA             475        American Housing Trust, Trust VIII,
                            Class L, 6/25/04 (I/O) ..................          39,428
AAA             651        DBL, Inc., Trust V,
                            Class 1A, 9/01/18 (P/O) .................         556,489
                           Federal Home Loan Mortgage Corp.,
              4,375         Series G36, Class G36-B,
                             4/25/24 (P/O) ..........................       4,107,837
              3,497         Series 1440, Class 1440-PK,
                             8/15/18 (I/O) ...... ...................         220,237
              6,961         Series 1472, Class 1472-SD,
                             2/15/05 (I/O) ..........................         173,531
              2,044         Series 1790, Class 1790-K,
                             5/15/23 (P/O) ...... ...................       1,887,506
                           Federal National Mortgage
                           Association,
                104         Trust 18, Class 2,
                             2/01/17 (l/O) ..........................          25,162
              1,764         Trust 19, Class 1,
                             6/01/17 (P/O) ..........................       1,489,972
                263         Trust 225, Class 1,
                             2/01/23 (P/O) ..........................         221,258
                660         Trust 1991-29, Class 29-J,
                             4/25/21 (I/O) ..........................         204,991

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------
               PRINCIPAL
RATING*         AMOUNT                                             VALUE
(UNAUDITED)      (000)        DESCRIPTION                        (NOTE 1)
-----------------------------------------------------------------------------

                         Federal National Mortgage Association,
               $ 3,517    Trust 1992-23, Class 23-D,
                           2/25/21 (P/O) ........................  $  2,964,331
                 9,167    Trust 1992-140, Class 140-HD,
                           11/25/06 (P/O) .......................     8,612,909
                 9,707    Trust 1993-11, Class 11-M,
                           2/25/08 (l/O) ........................       848,408
                 2,393    Trust 1993-25, Class 25-CA,
                           1/25/17 (I/O) ........................       103,989
                 7,964    Trust 1993-50, Class 50-SD,
                           12/25/16 (I/O) .......................       312,894
                 2,362    Trust 1993-88, Class 88-C,
                           6/25/00 (P/O) ........................     2,249,770
                 7,942    Trust 1993-172, Class 172-S,
                             9/25/00 (I/O) ......................       217,918
                   119    Trust 1993- 216, Class 216-B,
                             8/25/23 (P/O) ......................       115,674
                14,606    Trust 1993-225, Class 225-VK,
                             11/25/17 (I/O) .....................       350,688
                16,646    Trust 1997-7, Class 7-SA,
                             4/18/15 (I/O) ......................       107,219
                16,646    Trust 1997-7, Class 7-SD,
                             8/18/15 (I/O) ......................       181,528
                51,091    Trust 1997-7, Class 7-SH,
                             4/18/15-8/18/15, (I/O) .............       223,521
AAA              8,364    Prudential Securities, CMO,
                            Series 16, Class 16-P,
                             10/25/21 (I/O) .....................     1,549,190
                                                                    -----------
                                                                     26,764,450
                                                                    -----------
                          U.S. GOVERNMENT SECURITIES--5.8%
                          U.S. Treasury Bonds,
                10,139     3.625%, 4/15/28 (TIPS) ...............     9,834,733
                 5,000++   5.50%, 8/15/28 .......................     5,233,600
                30,500++   6.125%, 11/15/27 .....................    34,140,785
                          U.S. Treasury Notes,
                 1,000++   5.25%, 8/15/03 .......................     1,025,470
                 5,485     6.00%, 8/15/00 .......................     5,598,101
                                                                    -----------
                                                                     55,832,689
                                                                    -----------
                          TAXABLE ZERO COUPON BONDS--74.4%
                 2,185     Agency STRIPS, Series 1, relating to
                          Federal National Mortgage Association
                            8.95% Debentures,
                           Series SM-2018-A, 8/12/00 ............     2,019,617
                10,407    Federal Home Loan Mortgage Corp.,
                           5/15/00 ..............................     9,727,111
                 6,250    Federal Judiciary Office Building,
                           8/15/00 ..............................     5,770,063
                16,620    Federal National Mortgage
                            Association,
                            8/01/00-8/12/00 .....................    15,377,670
               139,485    Financing Corp. (FICO Strips),
                            2/08/00-12/27/00 ....................   128,765,042
                   333    Government and Agency
                          Term Obligation
                           Receipt, 11/15/00 ....................       305,082
                   356     Physical Treasury Coupons,
                             8/15/00 ............................       330,653
                40,000     Tennessee Valley Auth.,
                            11/01/00 ............................    36,562,400
                 1,862     U.S. Treasury CUBES,
                            11/15/00 ............................     1,708,609
               565,012+    U.S. Treasury Strips,
                            5/15/00-11/15/00 ....................   519,160,083
                                                                   ------------
                                                                    719,726,330
                                                                   ------------
                           TAXABLE MUNICIPAL BONDS--4.3%
AAA              2,467      Long Beach California, Pension
                            obligation, Zero Coupon,
                             3/01/99-9/01/00*** .................     2,261,096
AAA              6,755     Massachusetts St. Housing
                             Fin. Auth.,
                             Series 1991-A,
                             6.85%, 4/01/21, F.H.A. .............     7,183,520
                            New York City, G.O.,
A-              10,939        Zero Coupon, 3/15/99-3/15/00 ......    10,201,056
A-              10,000        7.10%, 4/15/00 ....................    10,245,300
Baa1             1,200      New York St. Environ
                            Facilities Auth.,
                              6.49%, 9/15/00 ....................     1,222,116
BBB+             5,000      New York St. Dorm. Auth. Rev.,
                             Pension Obligation,
                              6.63%, 10/01/00 ...................     5,101,750
Baa1             3,120      New York St. Housing Fin.,
                              Series B,
                              7.03%, 9/15/01 ....................     3,241,524
AAA              2,186      Western Minnesota Municipal Power
                             Agency, Zero Coupon,
                              1/01/99-1/01/00 ...................     2,073,570
                                                                    -----------
                                                                     41,529,932
                                                                    -----------
                            COLLATERALIZED MORTGAGE OBLIGATION
                              RESIDUALS**--0.1%
AAA                  5        American Housing Trust V,
                            Senior-Mortgage
                              Pass-Through Certificates,
                               Series A, Class R, 4/25/21
                                (REMIC)*** .....................        451,500
AAA                   1     M.D.C. Asset Investors, Trust VI,
                               11/01/17 (REMIC)*** ..............       164,234
AAA                  57     PaineWebber, CMO Trust, Series N7,
                               1/01/19 (REMIC)*** ...............       165,605
                                                                    -----------
                                                                        781,339
                                                                    -----------
                            STRIPPED MONEY MARKET
                             INSTRUMENTS--9.5%
                 50,000     AIM Prime Portfolio,
                               Zero Coupon, 12/01/00 ............    45,873,950
                 50,000     Goldman Sachs Money Market,
                               Zero Coupon, 12/01/00*** .........    45,857,100
                                                                    -----------
                                                                     91,731,050
                                                                    -----------
 Notional
  Amount
  (000)
  -----
                           CALL OPTION PURCHASED--0.5%
$145,000                     Interest Rate Swap, 5.60%
                              over 3-month LIBOR,
                              expires 8/07/00
                              (cost $1,993,750) .................     4,935,814
                                                                    -----------
                           Total Long-Term Investments
                              (cost $1,314,592,057) ............. 1,354,314,595
                                                                  -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
               PRINCIPAL
  RATING*        AMOUNT                                                VALUE
(UNAUDITED       (000)           DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------

                               SHORT TERM INVESTMENTS--4.0%
                               DISCOUNT NOTES
                 $ 6,200       Federal Home Loan Bank,
                                 4.68%, 1/4/99 ..................   $  6,197,038
                  32,730       Federal Home Loan Mortgage Corp.,
                                 4.68%, 1/4/99 ..................     32,712,907
                                                                    ------------
                               Total short-term Investments
                                (cost $38,909,945) .............     38,909,945
                                                                    ------------
                               Total investments before
                                 outstanding call options
                                 written and investments sold
                                short (cost $1,353,502,002) ....   1,393,224,540
                                                                   -------------
               Notional
                Amount
                (000)
                ----          CALL OPTION WRITTEN--(0.5%)
              $232,000          Interest Rate Swap, 3 month
                              LIBOR over 5.50%, expires,
                                8/10/99
                                (premium received $1,421,000)        (5,151,328)
              Principal
               Amount
               (000)
               -----
                              INVESTMENT SOLD SHORT--(3.9%)
               $34,540         U.S. Treasury Notes,
                                6.125%, 8/15/07
                               (proceeds $37,964,317) ............  (37,724,243)
                                                                    -----------
                              Total investments, net of
                                outstanding call options written
                                and  investments sold short
                               --139.6% (cost $1,314,116,685) ..  1,350,348,969
                              Liabilities in excess of other
                                  assets--(39.6%) ..............   (383,171,471)
                                                                  -------------
                                       NET ASSETS--100% ........  $ 967,177,498
                                                                  =============

*        Using the higher of Standard & Poor's or Moody's rating.
**       Illiquid securities, representing .05% of portfolio assets.
***      Private placements restricted as to resale.
+ Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
--------------------------------------------------------------------------------
ARM      --        Adjustable Rate Mortgage.
--------------------------------------------------------------------------------
CMO      --        Collateralized Mortgage Obligation.
--------------------------------------------------------------------------------
G.O.     --        General Obligation.
--------------------------------------------------------------------------------
I        --        Denotes a CMO with Interest only characteristics.
--------------------------------------------------------------------------------
I/O      --        Interest Only.
--------------------------------------------------------------------------------
LIBOR    --        London Interbank Offer Rate.
--------------------------------------------------------------------------------
P        --        Denotes a CMO with Principal only characteristics.
--------------------------------------------------------------------------------
P/O      --        Principal Only.
--------------------------------------------------------------------------------
REMIC    --        Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------
TBA      --        To Be Allocated.
--------------------------------------------------------------------------------
TIPS     --        Treasury Inflation Protection Securities.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $1,353,502,002)
(Note 1) ...................................................      $1,393,224,540
Cash .......................................................               5,192
Deposits with brokers as collateral for investments
sold short (Note 1) ........................................          38,344,414
Interest receivable ........................................           4,260,365
Unrealized appreciation on interest rate swaps
(Note 1 & 3) ...............................................           1,018,229
                                                                  --------------
                                                                   1,436,852,740
                                                                  --------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................         316,217,275
Payable for investments purchased ..........................         100,781,597
Investments sold short, at value
(proceeds $37,964,317) (Note 1) ............................          37,724,243
Call options written, at value
(premium received $1,421,000) (Note 1) .....................           5,151,328
Dividend payable ...........................................           4,275,841
Interest payable ...........................................           4,171,365
Investment advisory fee payable (Note 2) ...................             372,927
Administration fee payable (Note 2) ........................              74,815
Other accrued expenses .....................................             905,851
                                                                  --------------
                                                                     469,675,242
                                                                  --------------
NET ASSETS .................................................      $  967,177,498
                                                                  ==============
Net assets were comprised of:
Common stock, at par (Note 5) ..............................      $      954,606
Paid-in capital in excess of par ...........................         891,634,901
                                                                  --------------
                                                                     892,589,507
Undistributed net investment income ........................          32,647,024
Accumulated net realized gain ..............................           4,690,454
Net unrealized appreciation ................................          37,250,513
                                                                  --------------
Net assets, December 31, 1998 ..............................      $  967,177,498
                                                                  ==============
Net asset value per share:
($967,177,498 / 95,460,639 shares of
common stock issued and outstanding) .......................      $        10.13
                                                                  ==============
--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
Interest (including net accretion of discount
of $38,207,385 and net of interest expense
of $25,638,139) ..........................................           57,288,405
                                                                   ------------
Operating expenses
Investment advisory ......................................            4,321,338
Administration ...........................................              868,513
Custodian ................................................              200,000
Transfer agent ...........................................              170,000
Reports to shareholders ..................................              150,000
Audit ....................................................               92,000
Directors ................................................               84,000
Legal ....................................................               40,000
Miscellaneous ............................................              425,814
                                                                   ------------
Total operating expenses .................................            6,351,665
                                                                   ------------
Net investment income before excise tax ..................           50,936,740
Excise tax ...............................................              814,045
                                                                   ------------
Net investment income ....................................           50,122,695
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
Investments ..............................................            8,310,994
Options written ..........................................            2,440,326
Futures ..................................................           (7,501,483)
Short sales ..............................................           (2,888,718)
                                                                   ------------
                                                                        361,119
                                                                   ------------
Net change in unrealized appreciation
(depreciation) on:
Investments ..............................................           22,517,900
Options written ..........................................           (3,970,928)
Interest rate swaps ......................................            1,070,527
Futures ..................................................             (143,591)
Short sales ..............................................            4,684,294
                                                                   ------------
                                                                     24,158,202
                                                                   ------------
Net gain on investments ..................................           24,519,321
                                                                   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..............................         $ 74,642,016
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
Interest received .........................................     $   121,677,228
Operating expenses paid ...................................          (7,145,091)
Interest expense paid .....................................         (25,400,416)
Proceeds from disposition of short-term
portfolio investments, net ................................           2,041,956
Purchase of long-term portfolio investments ...............      (1,032,352,648)
Proceeds from disposition of long-term
portfolio investments .....................................       1,054,474,133
Variation margin on futures ...............................          (7,320,393)
                                                                ---------------
Net cash flows provided by operating
activities ................................................         105,974,769
                                                                ---------------
Cash flows used for financing activities:
Cash Dividends Paid .......................................         (51,308,780)
Decrease in reverse repurchase agreements .................         (54,798,008)
                                                                ---------------
Net cash flows used for financing activities ..............        (106,106,788)
                                                                ---------------
Net decrease in cash ......................................            (132,019)
Cash at beginning of year .................................             137,211
                                                                ---------------
Cash at end of year .......................................     $         5,192
                                                                ===============
RECONCILIATION  OF NET INCREASE IN NET ASSETS
RESULTING FROM  OPERATIONS TO NET
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
from operations ...........................................     $    74,642,016
                                                                ---------------
Increase in investments ...................................         (49,191,617)
Net Realized Gain .........................................            (361,119
Increase in unrealized appreciation .......................         (24,158,202)
Decrease in receivable for investments sold ...............           6,072,317
Decrease in Interest Receivable ...........................             543,299
Increase in appreciation of Interest Rate Swap ............          (1,070,527)
Decrease in receivable for Variation Margin ...............             181,090
Increase in Payable for Investments Purchased .............          93,529,183
Decrease in Payable for Investments
Sold Short ................................................         (56,634,977)
Decrease in deposit with brokers ..........................          58,210,536
Increase Options Written ..................................           3,954,428
Increase in Interest Payable ..............................             237,723
Increase in accrued expenses and other liabilities ........              20,619
                                                                ---------------
  Total Adjustments .......................................          31,332,753
                                                                ---------------
Net cash provided by operating activities .................     $   105,974,769)
                                                                ===============

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS
--------------------------------------------------------------------------------
                                                   Year Ended December 31,
                                                  1998                1997
                                              ------------        ------------
INCREASE (DECREASE) IN
NET ASSETS
Operations:
Net investment income ................       $  50,122,695        $  60,809,622
Net realized gain (loss) .............             361,119             (599,507)
Net change in unrealized
appreciation .........................          24,158,202              885,072
                                             -------------        -------------
Net increase in net assets
resulting from operations ............          74,642,016           61,095,187

Dividends from net
investment income ....................         (51,308,780)         (54,590,615)
                                             -------------        -------------

Total increase .......................          23,333,236            6,504,572
NET ASSETS
Beginning of year ....................         943,844,262          937,339,690
                                             -------------        -------------
End of year ..........................       $ 967,177,498        $ 943,844,262
                                             =============        =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                    1998        1997       1996        1995      1994
                                                                    ----        ----       ----        ----      ----
Net asset value, beginning of year ...........................     $9.89       $9.82      $10.02       $9.01    $10.40
                                                                    ----        ----       -----        ----     -----
  Net investment income (net of interest expense of
    $0.27, $0.27, $0.28, $0.36 and $0.21, respectively) ......      0.52        0.64        0.68        0.72      0.63
  Net realized and unrealized gain (loss) on investments .....      0.26          --       (0.31)       0.99     (1.30)
                                                                    ----        ----       -----        ----     -----
Net increase (decrease) from investment operations ...........      0.78        0.64        0.37        1.71     (0.67)
                                                                    ----        ----       -----        ----     -----
Dividends from net investment income .........................     (0.54)      (0.57)      (0.57)      (0.70)    (0.72)
                                                                    ----        ----       -----        ----     -----
Net asset value, end of year* ................................    $10.13       $9.89       $9.82      $10.02     $9.01
                                                                  ======       =====       =====      ======     =====
Market value, end of year* ...................................     $9.75       $9.31       $8.88       $8.75     $8.13
                                                                  ======       =====       =====      ======     =====
TOTAL INVESTMENT RETURN+ .....................................     10.79%      11.64%       7.94%      16.34%   (11.98%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ..........................................      0.66%       0.68%       0.73%       0.75%     0.75%
Net investment income ........................................      5.23%       6.49%       6.89%       7.57%     6.62%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ............................  $957,474    $937,236    $936,823    $918,344  $909,105
Portfolio turnover ...........................................        76%        161%         95%        118%       84%
Net assets, end of year (in thousands) .......................  $967,177    $943,844    $937,340    $956,922  $859,825
Reverse repurchase agreements outstanding,
  end of year (in thousands) .................................  $316,217    $371,015    $368,550    $428,825  $422,578
Asset coverage++ .............................................  $  4,059    $  3,544      $3,543    $  3,231  $  3,035


----------

* Net asset value and market value are published in The Wall Street Journal each Monday.
# The ratios of operating expenses, including interest expense, to average net assets were 3.34%, 3.43%, 3.57%, 4.53% and 2.89% for the years indicated above, respectively. The ratios of operating expenses including interest expense and excise tax, if applicable, to average net assets were 3.43%, 3.47%, 3.64%, 4.54% and 2.89% for the years indicated above, respectively.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreement outstanding. The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated.

This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Target Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities observed in the market and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.


     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any premiums received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $814,045 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Trust has an Investment  Advisory  Agreement with  BlackRock  Financial
Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the first $500 million of the Trust's average weekly net assets and 0.08% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES Purchases and sales of investment securities, other than for short-term investments and dollar rolls, for the year ended December 31, 1998 aggregated $1,123,888,081 and $1,031,796,232, respectively.

     The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1998, the Trust held 0.05% of its portfolio assets in securities restricted as to resale all of which are illiquid securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc., could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at December 31, 1998 was $1,353,502,002 and accordingly, net unrealized appreciation for federal income tax purposes was $39,722,538 (gross unrealized appreciation--$45,229,359; gross unrealized depreciation--$5,506,821).

     For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of approximately $1,022,000 which will expire at the termination of the Trust. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

     Details of open interest rate swaps at December 31, 1998 are as follows:

NOTIONAL                   FLOATING/      UNREALIZED
 AMOUNT                      FIXED         FLOATING   TERMINATION  APPRECIATION
 (000)         TYPE           RATE           RATE         DATE    (DEPRECIATION)
 -----         ----           ----           ----         ----    --------------
$ 60,000  Floating Rate    3 mo.T-Bill   3 mo.LIBOR      9/10/03     (229,996)
                           +81.75 bps
 250,000  Interest Rate    6.421%        3 mo.LIBOR      7/27/01  (11,980,235)
 363,750  Interest Rate    6.365%        3 mo. LIBOR     7/27/00   13,228,460
                                                                 ------------
                                                                 $  1,018,229
                                                                 ============

NOTE 4.  BORROWINGS
REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was approximately $448,839,629 at a weighted average interest rate of approximately 4.76%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1998 was $509,091,813 as of February 28, 1998 which was 33% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust had no outstanding dollar rolls during the year ended December 31, 1998.

NOTE 5.  CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 95,460,639 shares outstanding at December 31, 1998, the Adviser owned 10,639 shares.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Target Term Trust Inc., including the portfolio of investments, as of December 31, 1998, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Target Term Trust Inc. as of December 31, 1998, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche, LLP
--------------------------

Deloitte & Touche, LLP
New York, New York
February  12,  1999

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1998.

     During the fiscal year ended December 31, 1998, the Trust paid a total of $0.5375 per share to investors taxable as 1998 income to shareholders of record from January 1 to December 31, 1998. There were no capital gains paid to shareholders in 1998. In addition, as part of the Trust's annual tax planning strategy, the monthly distribution payable January 30, 1999 will be taxed as 1998 income. This dividend shift will bring the number of distributions taxable in 1998 to twelve. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1998 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1999.

--------------------------------------------------------------------------------
                             DIVIDEND REINVESTMENT
                                      PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                      THE BLACKROCK TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE  TRUST'S  INVESTMENT  OBJECTIVE
The BlackRock Target Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2000 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE  ADVISER'S  INVESTMENT  STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2000. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE  CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                        THE BLACKROCK TARGET TERM TRUST
                                 INC. GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED  SECURITIES  (ARMS):         Mortgage  instruments  with  interest  rates
                                    that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE OBLIGATIONS
(CMOS): Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

COMMERCIAL
MORTGAGE BACKED SECURITIES (CMBS):  Mortgage-backed securities secured or backed by mortgage loans on commercial properties.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

 DIVIDEND  REINVESTMENT:            Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

 FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT  SECURITIES:             Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INVERSE-FLOATING  RATE  MORTGAGES:  Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY  SECURITIES (I/O):    Mortgage  securities   including  CMBS  that
                                    receive only the interest cash flows from an
                                    underlying   pool  of   mortgage   loans  or
                                    underlying  pass-through  securities.   Also
                                    known as a STRIP.

 MARKET PRICE:                      Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.


MORTGAGE  DOLLAR ROLLS:             A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS  PASS-THROUGHS:      Collateralized  Mortgage Obligations.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities and other assets held by the
                                    Trust,    plus   income   accrued   on   its
                                    investments, minus any liabilities including
                                    accrued  expenses,   divided  by  the  total
                                    number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and THE WALL STREET JOURNAL on
                                    Monday.

PRINCIPAL-ONLY  SECURITIES (P/O):   Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income   housing.   Premium:  When  a
                                    fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                         In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                         Arrangements  in which a pool of  assets  is
                                    separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distributions   from  underlying
                                    mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE  TRUSTS
--------------------------------------------------------------------------------
                                                              STOCK   MATURITY
PERPETUAL TRUSTS                                              SYMBOL    DATE
                                                              ------  --------
The BlackRock  High Yield Trust Inc.                            BHY     N/A
The BlackRock  Income  Trust  Inc.                              BKT     N/A
The BlackRock North American  Government  Income Trust Inc.     BNA     N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                              BNN     12/99
The BlackRock Target Term Trust Inc.                            BTT     12/00
The BlackRock 2001 Term Trust Inc.                              BLK     06/01
The BlackRock Strategic Term Trust Inc.                         BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                BQT     12/04
The BlackRock Advantage Term Trust Inc.                         BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.       BCT     12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                              STOCK   MATURITY
PERPETUAL TRUSTS                                              SYMBOL    DATE
                                                              ------  --------

The BlackRock Investment Quality Municipal Trust Inc.           BKN     N/A
The BlackRock California Investment Quality Municipal
  Trust Inc.                                                    RAA     N/A
The BlackRock Florida Investment Quality Municipal Trust        RFA     N/A
The BlackRock New Jersey Investment Quality Municipal
  Trust Inc.                                                    RNJ     N/A
The BlackRock New York Investment Quality Municipal
  Trust Inc.                                                    RNY     N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                  BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.            BRM     12/08
The BlackRock California Insured Municipal 2008
  Term Trust Inc.                                               BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust         BRF     12/08
The BlackRock New York Insured Municipal 2008
  Term Trust Inc.                                               BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                 BMT     12/10

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     This  report  is for  shareholder  information.
This is not a prospectus intended for use in the purchase or sale of any securities.

                      THE BLACKROCK TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM

THE BLACKROCK
TARGET
TERM TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1998


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